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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2004


                         INTERNATIONAL STEEL GROUP INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)



               Delaware                         1-31926                     71-0871875
-----------------------------------           ------------              -------------------
   (State or Other Jurisdiction                (Commission                  (IRS Employer
       of Incorporation)                      File Number)              Identification No.)


 3250 Interstate Drive, Richfield, Ohio                                     44286-9000
----------------------------------------                                -------------------
(Address of Principal Executive Offices)                                    (Zip Code)


Registrant's telephone number, including area code: (330) 659-9100
                                                    --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         On February 18, 2004, International Steel Group Inc., a Delaware corporation ("ISG"), and Weirton Steel Corporation, a Delaware corporation ("WSC"), executed an Asset Purchase Agreement (the "Purchase Agreement") pursuant to which ISG will acquire substantially all of WSC's assets. Consummation of the transaction contemplated by the Purchase Agreement is subject to approval by the U.S. Bankruptcy Court for the Northern District of West Virginia, expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and satisfaction of other conditions.

         On February 18, 2004, ISG issued a press release announcing the execution of the Purchase Agreement. The press release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:
                  --------

                  Exhibit
                  Number      Exhibit
                  -------     -------

                  99.1        Press release, dated February 18, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 INTERNATIONAL STEEL GROUP INC.



                                 By:   /s/ Brian D. Kurtz
                                       ----------------------------------------
                                       Name:    Brian D. Kurtz
                                       Title:   Vice President - Finance and
                                                Treasurer

Dated:  February 23, 2004


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                                INDEX TO EXHIBITS
                                -----------------

        EXHIBIT
        NUMBER           EXHIBIT
        -------          -------

         99.1            Press release, dated February 18, 2004.